Supplement to the

Fidelity® SAI Investment Grade Securitized Fund

October 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate a lower flat rate management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.28%A

Distribution and/or Service (12b-1) fees	None

Other expenses	0.05%B

Total annual operating expenses	0.33%

A Adjusted to reflect current fees.

B Based on estimated amounts for the current fiscal year.

1 year	$ 34

3 years	$ 106

IVG-SUSTK-0324-100 1.9911692.100	March 1, 2024